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                                                                   Exhibit 10.26

                 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER



                  This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is made and entered into as of this 1st day of June 1995, by and among First Aviation Services Inc., a Delaware corporation ("Purchaser"), FE Acquisition Sub, a California corporation and wholly owned direct or indirect subsidiary of Purchaser ("Acquisition Sub"), Triton Group Ltd., a Delaware corporation ("Seller"), and National Airmotive Corporation, a California corporation and wholly owned subsidiary of Seller (the "Company").


                                   BACKGROUND

                  A. Purchaser, Acquisition Sub, Seller and Company entered into that certain Agreement and Plan of Merger dated as of March 3, 1995 (the "Merger Agreement").

                  B. Purchaser sent a letter dated May 30, 1995 to Seller terminating the Merger Agreement (the "Termination Notice").

                  C. The parties desire to reinstate the Merger Agreement and to amend certain terms and provisions contained in the Merger Agreement.


                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  1. All parties hereby agree that the Merger Agreement is reinstated in full force and effect as if the Termination Letter had never been delivered.

                  2. Subparagraph (a) of Section 2.2 of the Merger Agreement is hereby deleted in its entirety and replaced with the following and a corresponding change shall be made to the Agreement of Merger attached to the Merger Agreement as Exhibit A.

                  "(a) AMOUNT. Subject to the terms and conditions hereof, the aggregate consideration payable for all shares of Stock surrendered and canceled pursuant to the Merger is equal to Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000) without interest (the "Merger Consideration")."

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                  3. Section 5.2 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

                  "5.2 INTEREST. No interest shall be payable with respect to the Merger Consideration."

                  4. Section 6.2 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

                  "6.2 EXCLUSIVE DEALING. During the period from the date of this Agreement through May 2, 1995, Seller and the Company shall not directly or indirectly, through any officer, director, employee, agent or otherwise, (i) participate in any negotiations or solicit, initiate or encourage submission of inquiries, proposals or offers from any potential buyer relating to the assets or stock of the Company or any material part thereof or (ii) enter into any agreement pertaining thereto. The May 2, 1995 date referred to above may, at the election of Purchaser, be extended to June 7, 1995 upon the payment of an additional $250,000 to the Escrow Account on or before May 2, 1995 and notice thereof to Seller."

Seller hereby acknowledges that the additional $250,000 payment has been made by Purchaser.

                  5. Subparagraph (c) of Section 9.2 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

                  "(c) by Purchaser by written notice to Seller, if the conditions set forth in Article VII hereof shall not have been complied with or performed on or prior to the Closing Date in any material respect and, in either case, such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) on or before May 2, 1995 (June 7, 1995 if Purchaser makes a payment of an additional $250,000 to the Escrow Account on or before May 2, 1995);"

Seller hereby acknowledges that the additional $250,000 payment has been made by Purchaser.

                  6. Subparagraph (e) of Section 9.2 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

                  "(e) by Seller by written notice to Purchaser, if the conditions set forth in Article VIII hereof shall not have been complied with or performed on or prior to the Closing Date in any material respect and, in either

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         case, such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) on or before May 2, 1995 (June 7, 1995 if Purchaser makes a payment of an additional $250,000 to the Escrow Account on or before May 2, 1995)."

Seller hereby acknowledges that the additional $250,000 payment has been made by Purchaser.

                  7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8. Except as specifically set forth herein, the Merger Agreement shall remain unmodified and in full force and effect.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the day and year first above written.

                                       SELLER

                                       TRITON GROUP LTD., a Delaware
                                       corporation



                                       By: /s/ MICHAEL M. EARLEY
                                           -----------------------------
                                       Name: Michael M. Earley
                                       Title: President


                                       NATIONAL AIRMOTIVE CORPORATION,
                                       a California corporation



                                       By: /s/ GERALD A. ROBERTS
                                           -----------------------------
                                       Name: Gerald A. Roberts
                                       Title: President


                                       PURCHASER

                                       FIRST AVIATION SERVICES INC.,
                                       a Delaware corporation


                                       By: /s/ JOHN F. RISKO
                                           -----------------------------
                                       Name: John F. Risko
                                       Title: Executive Vice President


                                       FE ACQUISITION SUB,
                                       a California corporation


                                       By: /s/ JOHN F. RISKO
                                           -----------------------------
                                       Name: John F. Risko
                                       Title: Executive Vice President



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